EXHIBIT 10.9


          FIRST AMENDMENT TO THE AMERICAN MEDICAL SECURITY GROUP, INC.
                          DEFERRED COMPENSATION TRUST

     This Amendment, entered into by and between American Medical Security Group, Inc. and Marshall & Ilsley Trust Company effective the 25th day of September 1998.

                                   WITNESSETH:

     WHEREAS, United Wisconsin Services, Inc. and Marshall & Ilsley Trust Company entered into a Deferred Compensation Trust Agreement dated December 1, 1997 (the "Agreement');

     WHEREAS, the parties acknowledge that United Wisconsin Services, Inc. changed its corporate name to American Medical Security Group, Inc. effective September 11, 1998;

     WHEREAS, on September 25, 1998, the Board of Directors of American Medical Security Group, Inc. authorized the officers of the Corporation to amend the Agreement to reflect the corporate name change; and

     WHEREAS, the parties desire to amend the Agreement to reflect United Wisconsin Services, Inc.'s corporate name change.

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1. CORPORATE NAME CHANGE. It is hereby agreed that anywhere United Wisconsin Services, Inc. or UWS appears in the Agreement it shall be deleted and replaced with American Medical Security Group, Inc. or AMSG, respectively.

     2. OTHER TERMS AND CONDITIONS. Except as set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their   duly-authorized
representatives to execute this Amendment on the date first set forth above.

AMERICAN MEDICAL SECURITY                      MARSHALL & ILSLEY
GROUP, INC.                                    TRUST COMPANY

By:      /S/ JOHN R. WIRCH                     By:      /S/ BRUCE H. LINDBERG
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Print:   JOHN R. WIRCH                         Print:   BRUCE H. LINDBERG
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Title:   VICE PRESIDENT, HUMAN RESOURCES       Title:   PRESIDENT - GREEN BAY
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Date:    1/15/00                               Date:    2/16/00
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